Prospectus Supplement

                              Dated July 27, 2005*

            AXP Insured Tax-Exempt Fund (Aug. 27, 2004) S-6327-99 Z

The Fund's Board of Trustees has approved in principle the merger of the Fund into AXP Tax-Exempt Bond Fund, a fund that seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investments. Unlike AXP Insured Tax-Exempt Fund, AXP Tax-Exempt Bond Fund does not limit its investments to securities that are fully insured by private insurers or guaranteed by an agency or instrumentality of the U.S. government. In addition, AXP Tax-Exempt Bond Fund does not intend to invest in debt obligations, the interest from which is subject to the alternative minimum tax (ATM).

Completion of the merger is subject to a number of conditions, including final approval by the Fund's Trustees and approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Trustees, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2005, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2006. It is anticipated that the Fund will be closed to new investors in the first quarter of 2006.

For more information about AXP Tax-Exempt Bond Fund, please call (800) 862-7919 for a prospectus.

S-6327-2 A (7/05)

* Valid until next prospectus update.